SUPPLEMENT DATED NOVEMBER 13, 2023

TO THE NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY III

SUMMARY PROSPECTUS FOR NEW INVESTORS DATED MAY 1, 2023

INVESTING IN

NYLIAC Variable Annuity Separate Account – III

NYLIAC Variable Annuity Separate Account - IV

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the summary prospectus for new investors (the “summary prospectus”) for the variable annuity policies offered through the separate accounts listed above. You should read this information carefully and retain this supplement for future reference together with the summary prospectus for your policy. This supplement is not valid unless it is read in conjunction with the summary prospectus for your policy. All capitalized terms used but not defined in this supplement have the same meaning as those included in the summary prospectus.

The purpose of this supplement is to note that certain changes will be made to the Surrender Charges schedule for policies issued in New York with an application signed on or after November 13, 2023 (the “Effective Date”). To reflect this change, as of November 13, 2023:

1.  The definition of “Surrender Charge Period” in the “DEFINITIONS” section is deleted and replaced in its entirety with the following:

Surrender Charge Period – the period of time during which a partial withdrawal or surrender could be subject to a surrender charge.

2.  The description of “Charges for Early Withdrawal” in the “Fees and Expenses” subsection of the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY” section is deleted in its entirety and replaced with the following:

	FEES AND EXPENSES	LOCATION IN PROSPECTUS

Charges for Early Withdrawal

In most jurisdictions,* if you withdraw more than the Surrender Charge Free Amount within the first nine Policy Years, you will be assessed a surrender charge. The maximum surrender charge is 7% of the amount withdrawn during the first three Policy Years, declining to 0% over that nine-year period. For example, if you make an early withdrawal within the first three Policy Years, you could pay a surrender charge of up to $7,000 on a $100,000 investment.

*Policies issued in New York are subject to a different surrender charge schedule. See “Transaction Expenses” in the ADDITIONAL INFORMATION ABOUT FEES section.

CHARGES AND DEDUCTIONS – Transaction Expenses –Surrender Charges

3.  The description of Surrender Charges in the “Transaction Expenses” subsection of the “ADDITIONAL INFORMATION ABOUT FEES” section is deleted in its entirety and replaced with the following:

Surrender Charges (as a percentage of amount withdrawn). In most jurisdictions,1 the below surrender charges are applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year.

Policy Year	1	2	3	4	5	6	7	8	9	10+

Surrender Charge	7.00%	7.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	1.00%	0.00%

1For policies issued in New York with an application signed on or after November 13, 2023, the surrender charges (as a percentage of the amount withdrawn) applied to amounts in excess of the Surrender Charge Fee Amount that you may withdraw each Policy Year are:

Policy Year	1	2	3	4	5	6	7	8+

Surrender Charge	8.00%	8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	0.00%

The other sections of your summary prospectus remain unchanged.

New York Life Insurance and Annuity Corporation (a Delaware Corporation)

51 Madison Avenue, New York, New York 10010